Exhibit 10.3
FIRST AMENDMENT TO
REAL ESTATE PURCHASE CONTRACT
This First Amendment to Real Estate Purchase Contract (“Amendment”) is effective as of October 20, 2011, and is entered into by and among: SOUTH PADRE ISLAND DEVELOPMENT, LLC, a Delaware limited liability company (herein “Seller”); PRIME FINANCIAL L.L.C., an Oklahoma limited liability company, or its assigns (herein “Buyer”); LANDMARK LAND COMPANY, INC., a Delaware corporation (“Landmark”); GERALD G. BARTON, an individual (“Barton”); and JACK E. GOLSEN, an individual (“Golsen”).
WHEREAS, Seller, Buyer, Landmark, Barton and Golsen executed a Real Estate Purchase Contract (“Contract”) on four tracts of land in Cameron County, Texas (the “Land”) associated with Seller’s and Landmark’s (“Developer’s”) development of residential and commercial real property in Cameron County, Texas (the “Planned Development”) of which the Land is a part; and
WHEREAS, International Bank of Commerce (“Lender”) holds liens on the Land and other real property in the Planned Development that secure the payment of Developer’s indebtedness to Lender; and
WHEREAS, Developer has advised Buyer that Lender and Developer are negotiating the terms of a renewal and extension of Developer’s indebtedness owed to Lender that may: (i) increase the portion of the Purchase Price that Developer must pay to Lender in order to obtain a release of Lender’s liens on the Land; and (ii) impose new or modified conditions on Developer that impact Developer’s ability to market and close on its remaining Planned Development properties in the time and manner set forth in Developer’s short, medium and long term business plans; collectively, the “Lender Additional Conditions”; and
WHEREAS, Buyer has advised Developer that Buyer is unwilling to proceed with the purchase of the Land if the Lender’s Additional Conditions negatively affect Developer’s short term cash flow or Developer’s sales projections on its remaining Planned Development properties (collectively, the “Potential Adverse Consequences”), so Buyer and Developer, in lieu of Buyer terminating the Contract during the Inspection Period, have agreed to amend the Contract in certain respects to give Developer time to negotiate Lender Additional Conditions that are mutually acceptable to Developer and Lender, and that allow Developer to show Buyer, to Buyer’s reasonable satisfaction, that the agreed Lender Additional Conditions either do not have any Potential Adverse Consequences that adversely affect the marketability or fair market value of the Land, or that minimize such risks.

NOW THEREFORE, Seller, Buyer, Landmark, Barton and Golsen agree as follows:
1. The Inspection Period under Section 4.2 is extended until the later of (i) ___ or (ii) twenty days after the date that Buyer receives an updated Title Commitment from the Title Company based on the information disclosed in the Survey.
2. The parties acknowledge that Buyer has provided Seller a letter dated October 20, 2011, detailing Buyer’s Title Objections (as defined in the Contract) to title and survey matters disclosed in the Title Commitment and the Survey, as well as additional development matters identified during the Inspection Period, collectively, the “Buyer Issues.” In lieu of the process set forth in Section 3.4 of the Contract, on and after the date of this Amendment, Seller and Buyer shall seek to resolve, prior to the expiration of the Inspection Period, to Seller’s and Buyer’s mutual satisfaction, the Buyer Issues. If there are unresolved Buyer Issues at the expiration of the Inspection Period, the Contract will terminate, unless Buyer, in writing, prior to the expiration of the Inspection Period, agrees to waive any outstanding Buyer Issues. If the Contract is terminated, Seller will return the Earnest Money Deposit to Buyer within five (5) calendar days of the termination of the Contract, Seller shall bear the cost of all title work, including the Survey, and any survey consultation services of Pena Engineering, procured in connection with the Contract, and thereafter Seller and Buyer shall have no further rights or obligations under the Contract.
3. Seller acknowledges receipt of the initial $350,000 Earnest Money Deposit required of Buyer under Section 2.1 of the Contract. The requirement for the “First Additional Earnest Money Deposit (as defined in the Contract), and the “Second Additional Earnest Money Deposit (as defined in the Contract) are deleted from the Contract.
4. The fourth sentence in Section 6.1 of the Contract is deleted in its entirety.
5. Except as provided in this Amendment, all other terms and conditions of the Contract remain in full force and effect.
IN WITNESS WHEREOF, the parties have executed this Amendment on the separate signature pages attached as a part hereof.
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[Signature page to First Amendment to Real Estate Purchase Contract]

“Seller”:	SOUTH PADRE ISLAND DEVELOPMENT, LLC, a Delaware limited liability company

	By:	/s/ W.W. Vaughn Name:
Title: Vice President

Date of Execution: 10/31/2011
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[Signature page to First Amendment to Real Estate Purchase Contract]

“Buyer”:	PRIME FINANCIAL, L.L.C. an Oklahoma limited liability company

By:
Name:
Title:

Date of Execution: ________, 2011
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[Signature page to First Amendment to Real Estate Purchase Contract]

“Landmark”:	LANDMARK LAND COMPANY, INC., a Delaware corporation

	By:	/s/ Joe Olree

Name:
Title: Vice President

Date of Execution: October 31, 2011
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[Signature page to First Amendment To Real Estate Purchase Contract ]

“Barton”:	/s/ Gerald G. Barton Gerald G. Barton, an individual

Date of Execution: 10/31/2011
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[Signature page to First Amendment to Real Estate Purchase Contract]

“Golsen”:
Jack E. Golsen, an individual

Date of Execution: , 2011
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